Semi
Annual
Report

                                                     [GRAPHIC OMITTED]

                                                       June 30, 2002



Templeton Dragon Fund, Inc.


[LOGO OMITTED]
Franklin(R)Templeton(R) Investments

                                [PHOTO OMITTED]

Mark Mobius, Ph.D.
PRESIDENT
TEMPLETON DRAGON FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON DRAGON FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 45% OF ITS TOTAL ASSETS IN THE EQUITY SECURITIES OF "CHINA COMPANIES," AS DEFINED IN THE FUND'S PROSPECTUS.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you this semiannual report for Templeton Dragon Fund covering the period ended June 30, 2002. During the six months under review, China continued to be one of the fastest growing nations globally. China's first quarter 2002 gross domestic product (GDP) grew an annualized 7.6% versus first quarter 2001, compared with a 6.6% annualized growth rate in fourth quarter 2001 versus fourth quarter 2000, in large part due to sustained government expenditures.(1) Aiming to maintain high growth rates, China lowered key interest rates for the first time since June 1999. The government hopes that cheaper debt financing will encourage increased consumer spending.

As a result of China's accession into the World Trade Organization (WTO) and commitment toward economic liberalization, foreign direct investment jumped 29.1% to US$14.1 billion in the first four months of 2002 compared




1. Source: National Bureau of Statistics, People's Republic of China, 3/31/02. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 9.


CONTENTS

Shareholder Letter ........ ........   1

Performance Summary ................   6

Important Notice to
Shareholders .......................   7

Financial Highlights &
Statement of Investments ...........   8

Financial Statements ...............  12

Notes to
Financial Statements ...............  15





[GRAPHIC OMITTED]
FUND CATEGORY


Global
Growth
Growth
& Income

Income   Tax-Free Income

[GRAPHIC OMITTED]
Geographic Distribution Based on Total Net Assets 6/30/02

China               43.6%
Hong Kong           37.9%
Taiwan               9.9%
Short-Term
Investments &
Other Net Assets     8.6%




with the same period in 2001.(2) According to the WTO, China has become one of the world's top six trading nations. We believe China's WTO membership and robust economy should continue to attract investments into the country. China also embarked on negotiations with the Association of Southeast Asian Nations to establish the largest free-trade bloc in the world. Other efforts to develop regional and international relations include Chinese President Jiang Zemin's visits to Russia and neighboring Vietnam and U.S. President Bush's trip to mainland China in February.

Hong Kong's first quarter 2002 GDP fell an annualized 0.9% versus first quarter 2001. However, the government forecasts 2002 GDP to grow an annualized 1.0%.(3) Unemployment reached 7.4% in May, up from 7.1% in April.(4) The jobless rate is likely to rise further as new graduates join the work force in the summer. In March, Hong Kong's Financial Secretary, Antony Leung, announced a budget deficit estimated at US$8.4 billion, representing 5.2% of GDP.(5) Leung expects the government to attain fiscal balance in fiscal year 2006-2007.

Ending three quarters of annualized declines, Taiwan's GDP grew an annualized 0.9% in first quarter 2002 compared with first quarter 2001 due to strengthening export demand and the improving electronics industry. This growth was in contrast to fourth quarter 2001's 1.9% annualized decline versus fourth quarter 2000.(6) We believe that exports may be a key driver of growth in 2002 and 2003. In an effort to accelerate economic recovery and reduce unemployment, the government





2. Source: Financial Times, CHINA POSTS STRONG ECONOMIC PERFORMANCE, 5/15/02.
3. Source: Census & Statistics Department, Hong Kong, 3/31/02.
4. Source: Census & Statistics Department, Hong Kong, 5/31/02.
5. Source: AFX News Limited, LEUNG - YR TO MARCH 2002 BUDGET DEFICIT
65.6 BLN HKD, 5.2 PCT/GDP, 3/6/02.
6. Source: Financial Times, TAIWAN'S GDP GREW IN Q1 AFTER THREE QUARTERS OF FALL, 5/20/02.

announced a US$75.7 billion "Challenge 2008" plan.(7) We believe such actions could result in greater trade, economic growth and corporate profitability, and if so could lead to greater investor interest over the long term.

Within this environment, Templeton Dragon Fund delivered a six-month cumulative total return of +23.10% in market-price terms and +17.01% in net asset value terms for the period ended June 30, 2002, as shown in the Performance Summary on page 6.

During the reporting period, China H shares (Hong Kong listed Chinese companies) remained the Fund's largest allocation at 34.7% of total net assets on June 30, 2002. Although we sold a few of these holdings, China H shares' strong performance as a group contributed to the Fund's significant weighting in these shares. We selectively purchased some China Red Chip shares (Hong Kong listed companies with significant exposure to China) because we believe these companies have the potential to benefit from greater foreign interest. Fund performance benefited, in part, from selective stock picking even though the Hong Kong market generally lagged behind China's.

The Fund traded more actively in Taiwan. Sharply rising share prices in fourth quarter 2001 led to some technology stocks becoming relatively fairly valued, in our opinion. We repositioned our exposure from the technology sector to what we believed were the better-valued financial and manufacturing sectors. Purchases of various Taiwanese banks also increased



TOP 10 HOLDINGS
6/30/02

COMPANY
SECTOR/INDUSTRY,                             % OF TOTAL
COUNTRY                                      NET ASSETS
--------------------------------------------------------------------------------

Dairy Farm International
Holdings Ltd.                                9.0%
FOOD & DRUG RETAILING,
HONG KONG

China Petroleum &
Chemical Corp., H                            5.8%
OIL & GAS, CHINA

Zhejiang Expressway Co.
Ltd., H                                      5.7%
TRANSPORTATION
INFRASTRUCTURE, CHINA

Hang Lung Group Ltd.                         3.8%
REAL ESTATE, HONG KONG

Cheung Kong Infrastructure
Holdings Ltd.                                3.6%
CONSTRUCTION MATERIALS,
HONG KONG

China Merchants Holdings
International Co. Ltd.                       3.5%
INDUSTRIAL CONGLOMERATES,
HONG KONG

Tsingtao Brewery Co. Ltd., H                 3.2%
BEVERAGES, CHINA

China Mobile
(Hong Kong) Ltd.                             3.2%
WIRELESS TELECOMMUNICATION
SERVICES, CHINA

Jiangsu Expressway Co. Ltd.                  3.1%
TRANSPORTATION
INFRASTRUCTURE, HONG KONG

TCL International
Holdings Inc.                                3.0%
HOUSEHOLD DURABLES, CHINA



7. Source: Financial Times, ACER CUTS PROCUREMENT FROM OWN AFFILIATE, 5/20/02.

the Fund's exposure to the banking sector from 0.6% of total net assets at the beginning of the period to 3.1% at period-end.

Within the Fund's top 10 holdings, China H company Tsingtao Brewery and China Red Chip companies TCL International Holdings and China Mobile replaced China H Huaneng Power International, China Red Chip Citic Pacific and Taiwanese company Premier Image Technology during the reporting period. On June 30, 2002, the transportation infrastructure sector dominated the portfolio, followed by food and drug retailing and industrial conglomerates. Short-term investments and other net assets increased from 6.4% of total net assets on December 31, 2001, to 8.6% on June 30, 2002. We increased our cash position to make funds available for the tender offer to purchase 10% of the Fund's shares, which began in June 2002.

Over the long term, we expect an improved global macroeconomic environment to support China's strong growth and provide the potential for greater earnings growth opportunities for Chinese companies. Furthermore, we believe heightened interest in emerging markets investing should lead to increased capital inflows into China. As for Taiwan, we anticipate the nation's investment environment may remain relatively attractive due to strengthening macroeconomic fundamentals and the stable political situation over the long term. Looking forward, we will continue our search for value stocks trading at what we believe are appealing valuations.

Of course, investing in any emerging market means accepting
a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 337.85% in the last 15 years, but has suffered 7 quarterly declines of more than 15% each during that time.(8) Investing in emerging markets, particularly "China companies," also entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the markets' relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers, which could result in a greater risk of loss. While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

Thank you for investing in Templeton Dragon Fund. We appreciate your confidence and welcome your comments.

Sincerely,

/s/MARK MOBIUS

Mark Mobius
President
Templeton Dragon Fund, Inc.




8. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 6/30/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Hong Kong Index is market capitalization-weighted and measures the total returns of equity securities in Hong Kong.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/02

DISTRIBUTIONS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.



PRICE AND DISTRIBUTION INFORMATION


                                       CHANGE        6/30/02     12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$1.50        $10.32        $8.82
Market Price (NYSE)                    +$1.73         $9.22        $7.49

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month returns have not been annualized.

PERFORMANCE



                                                                    COMMENCEMENT
                                                                   OF OPERATIONS
                                        6-MONTH   1-YEAR    5-YEAR    (9/20/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in NAV                +17.01%   +3.58%    -10.49%    +41.59%
  Based on change in market price       +23.10%  +11.97%     -2.12%    +18.91%
Average Annual Total Return(1)
  Based on change in NAV                +17.01%   +3.58%     -2.19%     +4.57%
  Based on change in market price       +23.10%  +11.97%     -0.43%     +2.25%

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, call Franklin Templeton Investments at 1-800/342-5236.
Past performance does not guarantee future results.
6

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
MEASUREMENT PERIOD. In June 2001, in efforts to address the Fund's discount, the Board of Directors of the Fund established a nine-month measurement period for evaluating the discount of the market value of the Fund's shares from their net asset value. The Measurement Period began on August 1, 2001, and ended on April 30, 2002. According to the June 22, 2001, announcement, if the Fund's shares traded at an average discount from net asset value of 10% or more during the last 90 days of the Measurement Period (based on the closing price of every trading day during those 90 days), then the Board would take one of three actions, which included a tender offer for a portion of the Fund's outstanding shares. On May 10, 2002, it was announced that the average discount of the Fund's shares during the last 90 days of the Measurement Period exceeded 10%. Consistent with the announcement made on June 22, 2001, the Board of Directors approved a tender offer for a portion of the Fund's outstanding shares.

TENDER OFFER. On June 11, 2002, the Fund commenced a tender offer for up to 4,874,109 shares, or 10%, of the Fund's outstanding shares at a price per share equal to 90% of net asset value per share as of July 10, 2002, the expiration date of the tender offer. A total of 4,364,925.9071 shares were properly tendered and accepted for purchase at a purchase price of $9.45 per share.

REPURCHASE PROGRAM. On May 10, 2002, the Board of Directors discontinued the Fund's open-market share repurchase program.
--------------------------------------------------------------------------------

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                                                                                              YEAR ENDED
                                                    SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,         MARCH 31,
                                                      JUNE 30, 2002 ---------------------------------------------------------
                                                       (UNAUDITED)   2001      2000      1999      1998+     1998       1997
                                                        ---------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE++
 (for a share outstanding throughout the period)
 Net asset value, beginning of period ..............      $ 8.82    $9.91    $12.75    $10.00    $13.58    $18.25     $15.73
                                                         --------------------------------------------------------------------
 Income from investment operations:
  Net investment income ............................         .12      .25       .12       .31       .25       .37        .34
  Net realized and unrealized gains (losses) .......        1.38     (.37)    (2.01)     3.58     (3.29)    (3.58)      2.82
                                                         --------------------------------------------------------------------
 Total from investment operations ..................        1.50     (.12)    (1.89)     3.89     (3.04)    (3.21)      3.16
                                                         --------------------------------------------------------------------
 Capital share repurchases .........................          --      .01       .22        --       .03        --         --
                                                         --------------------------------------------------------------------
 Less distributions from:
  Net investment income ............................          --     (.23)    (1.17)     (.32)     (.27)     (.35)      (.34)
  Net realized gains ...............................          --       --        --        --        --     (1.11)      (.30)
  Tax return of capital ............................          --     (.75)       --      (.82)     (.30)       --         --
                                                         --------------------------------------------------------------------
 Total distributions ...............................          --     (.98)    (1.17)    (1.14)     (.57)    (1.46)      (.64)
 Net asset value, end of period ....................      $10.32    $8.82    $ 9.91    $12.75    $10.00    $13.58     $18.25
                                                         --------------------------------------------------------------------

 Market value, end of period(a) ....................     $9.2200  $7.4900   $7.2500   $9.8125   $7.3750  $11.3750   $14.5000
                                                         --------------------------------------------------------------------

 Total return (based on market value per share)* ...       23.10%   16.95%   (15.31)%   50.11%   (30.08)%  (11.82)     %7.80%

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's) .................    $502,962 $429,889  $485,091  $673,869  $528,464  $733,533   $985,719
 Ratios to average net assets:
  Expenses .........................................        1.54%**  1.54%     1.56%     1.59%     1.59%**   1.53%      1.50%
  Net investment income ............................        2.47%**  2.58%     1.04%     2.80%     3.21%**   2.14%      1.93%
 Portfolio turnover rate ...........................       12.64%   70.94%   132.74%    66.60%    39.92%    13.59%      8.73%

  *Total return is not annualized.
 **Annualized.
  +For the period April 1, 1998 to December 31, 1998. Prior to this period, the Fund's fiscal year end was March 31.
 ++Based on average weighted shares outstanding effective year ended December 31, 1999.
(a)Based on the last sale on the New York Stock Exchange.

                                            See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)



                                                                    COUNTRY        SHARES          VALUE
-----------------------------------------------------------------------------------------------------------



 COMMON STOCKS 91.4%
 AIRLINES .4%
 China Southern Airlines Co. Ltd., H .........................       China        4,456,000     $ 1,813,832
                                                                                                -----------
 AUTOMOBILES 1.3%
 Qingling Motors Co. Ltd., H .................................       China       47,920,696       6,635,216
                                                                                                -----------
*BANKS 3.1%
 Chinatrust Financial Holding Co. ............................      Taiwan        7,877,000       6,955,148
 Sinopac Holdings ............................................      Taiwan       19,844,310       8,671,863
                                                                                                -----------
                                                                                                 15,627,011
                                                                                                -----------
+BEVERAGES 3.2%
 Tsingtao Brewery Co. Ltd., H ................................       China       40,502,000      16,226,867
                                                                                                -----------
*CHEMICALS 3.1%
 Sinopec Beijing Yanhua Petrochemical Co. Ltd., H ............       China       72,215,887      10,647,282
 Sinopec Shanghai Petrochemical Co. Ltd., H ..................       China       32,138,000       4,779,528
                                                                                                -----------
                                                                                                 15,426,810
                                                                                                -----------
 COMMUNICATIONS EQUIPMENT .2%
 Taiwan Cellular Corp. .......................................      Taiwan          848,000       1,083,795
                                                                                                -----------
 COMPUTERS & PERIPHERALS 1.5%
 CMC Magnetics Corp. .........................................      Taiwan        3,770,000       2,403,502
*Compeq Manufacturing Co. Ltd. ...............................      Taiwan        2,879,000       2,671,326
 Legend Group Ltd. ...........................................     Hong Kong      6,838,000       2,498,516
                                                                                                -----------
                                                                                                  7,573,344
                                                                                                -----------
 CONSTRUCTION MATERIALS 3.6%
 Cheung Kong Infrastructure Holdings Ltd. ....................     Hong Kong     11,180,000      17,988,449
                                                                                                -----------
 DISTRIBUTORS 1.8%
 China Resources Enterprise Ltd. .............................       China        7,754,000       9,096,097
                                                                                                -----------
 DIVERSIFIED FINANCIALS 2.4%
 China Everbright Ltd. .......................................       China       14,095,788       7,770,805
 Fubon Financial Holding Co. Ltd. ............................      Taiwan        1,400,374       1,399,955
*Yuanta Core Pacific Securities Co. ..........................      Taiwan        4,884,020       3,026,016
                                                                                                -----------
                                                                                                 12,196,776
                                                                                                -----------
 ELECTRIC UTILITIES 4.9%
 Beijing Datang Power Generation Co. Ltd., H .................       China       32,020,000      14,265,412
 Huaneng Power International Inc., H .........................       China       12,896,000      10,581,401
                                                                                                -----------
                                                                                                 24,846,813
                                                                                                -----------
 ELECTRICAL EQUIPMENT 1.0%
 Phoenixtec Power Co. Ltd. ...................................      Taiwan        6,092,000       4,722,622
*Universal Scientific Industrial Co. Ltd. ....................      Taiwan        1,002,000         377,887
                                                                                                -----------
                                                                                                  5,100,509
                                                                                                -----------
*FOOD & DRUG RETAILING 9.0%
 Dairy Farm International Holdings Ltd. ......................     Hong Kong     51,900,478      45,153,416
                                                                                                -----------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                   COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
 FOOD PRODUCTS 1.1%
 UNI-President Enterprises Corp. .........................          Taiwan       15,601,000     $ 5,720,211
                                                                                                -----------
 HOTELS RESTAURANTS & LEISURE 2.6%
 Hong Kong & Shanghai Hotels Ltd. ........................         Hong Kong     28,157,000      13,085,869
                                                                                                -----------
 HOUSEHOLD DURABLES 3.0%
 TCL International Holdings Inc. .........................          China        53,614,000      15,121,994
                                                                                                -----------
 INDUSTRIAL CONGLOMERATES 8.6%
 Beijing Enterprises Holdings Ltd. .......................         Hong Kong      3,082,000       3,516,664
 China Merchants Holdings International Co. Ltd. .........         Hong Kong     22,860,000      17,584,728
 Citic Pacific Ltd. ......................................         Hong Kong      6,257,000      13,556,920
 Hutchison Whampoa Ltd. ..................................         Hong Kong        622,000       4,645,094
 Shanghai Industrial Holdings Ltd. .......................         Hong Kong      2,008,000       3,874,435
                                                                                                -----------
                                                                                                 43,177,841
                                                                                                -----------
 IT CONSULTING & SERVICES .3%
 Travelsky Technology Ltd., H ............................          China         1,911,000       1,310,758
                                                                                                -----------
 LEISURE EQUIPMENT & PRODUCTS .2%
 Giant Manufacturing Co. .................................          Taiwan          947,000         989,234
                                                                                                -----------
 MARINE 1.9%
 China Shipping Development Co. Ltd., H ..................           China       43,988,000       9,474,399
                                                                                                -----------
+METALS & MINING 1.7%
 Angang New Steel Company Ltd., H ........................           China       58,332,000       8,824,641
                                                                                                -----------
 OIL & GAS 8.0%
 China Petroleum & Chemical Corp., H .....................           China      164,928,000      29,391,204
 PetroChina Co. Ltd., H ..................................           China       50,880,000      10,828,377
                                                                                                -----------
                                                                                                 40,219,581
                                                                                                -----------
 PHARMACEUTICALS 1.3%
 China Pharmaceutical Enterprise & Investment
 Corp. Ltd. . ............................................           China       38,914,000       6,535,598
                                                                                                -----------
 REAL ESTATE 7.2%
 Cheung Kong Holdings Ltd. ...............................         Hong Kong        989,000       8,241,719
 Hang Lung Group Ltd. ....................................         Hong Kong     20,415,000      19,237,335
 Henderson China Holdings Ltd. ...........................         Hong Kong      9,215,000       3,928,214
 Henderson Investment Ltd. ...............................         Hong Kong      5,701,000       4,787,409
                                                                                                -----------
                                                                                                 36,194,677
                                                                                                -----------
 ROAD & RAIL 1.4%
 Guangshen Railway Co. Ltd., H ...........................           China       27,326,000       5,184,967
 MTR Corp. Ltd. ..........................................         Hong Kong      1,555,849       2,014,638
                                                                                                -----------
                                                                                                  7,199,605
                                                                                                -----------

10

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                      COUNTRY         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
  *SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.8%
   Siliconware Precision Industries Co. Ltd. ...............          Taiwan        6,242,000    $  4,371,829
   Taiwan Semiconductor Manufacturing Co. ..................          Taiwan               80             163
   United Microelectronics Corp. ...........................          Taiwan        3,743,000       4,492,496
                                                                                                 ------------
                                                                                                    8,864,488
                                                                                                 ------------
  *TEXTILES & APPAREL .6%
   Pou Chen Corp. ..........................................          Taiwan        3,563,000       2,794,092
                                                                                                 ------------
   TRANSPORTATION INFRASTRUCTURE 11.0%
   Cosco Pacific Ltd. ......................................         Hong Kong     13,462,000      10,700,633
   Jiangsu Expressway Co. Ltd. .............................         Hong Kong     58,002,000      15,801,928
  +Zhejiang Expressway Co. Ltd., H .........................           China       85,114,000      28,917,121
                                                                                                 ------------
                                                                                                   55,419,682
                                                                                                 ------------
  *WIRELESS TELECOMMUNICATION SERVICES 5.2%
   China Mobile (Hong Kong) Ltd. ...........................           China        5,380,000      15,933,179
   China Unicom Ltd. .......................................           China        8,246,000       6,343,118
   Smartone Telecommunications Holdings Ltd. ...............         Hong Kong      3,380,000       3,813,358
                                                                                                 ------------
                                                                                                   26,089,655
                                                                                                 ------------
   TOTAL COMMON STOCKS (COST $427,869,367) .................                                      459,791,260
                                                                                                 ------------
(a)SHORT TERM INVESTMENTS (COST $40,275,159) 8.0%
   Franklin Institutional Fiduciary Trust
   Money Market Portfolio ..................................        United States   40,275,159      40,275,159
                                                                                                 ------------
   TOTAL INVESTMENTS (COST $468,144,526) 99.4% .............                                      500,066,419
   OTHER ASSETS, LESS LIABILITIES .6% ......................                                        2,896,069
                                                                                                 ------------
   TOTAL NET ASSETS 100.0% .................................                                     $502,962,488
                                                                                                 ============

  *Non-income producing.
  +See note 6 regarding holdings of 5% voting securities.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of
   Franklin Resources Inc.



                       See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)


Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $399,613,470) ...................         $405,822,631
  Non controlled affiliates (cost $28,255,897) ...............           53,968,629
  Other affiliates (cost $40,275,159) ........................           40,275,159    $500,066,419
                                                                       ------------
 Receivables:
  Investment securities sold .................................                              257,225
  Dividends ..................................................                            3,683,138
                                                                                       ------------
      Total assets ...........................................                          504,006,782
                                                                                       ------------
Liabilities:
 Payables:
  Investment securities purchased ............................                              128,614
  To affiliates ..............................................                              590,843
 Accrued expenses ............................................                              324,837
                                                                                       ------------
      Total liabilities ......................................                            1,044,294
                                                                                       ------------
Net assets, at value .........................................                         $502,962,488
                                                                                       ============
 Net assets consist of:
  Undistributed net investment income ........................                          $ 5,844,657
  Net unrealized appreciation ................................                           31,927,668
  Accumulated net realized loss ..............................                          (98,088,206)
  Capital shares .............................................                          563,278,369
                                                                                       ------------
Net assets, at value .........................................                         $502,962,488
                                                                                       ============
Net asset value per share ($502,962,488 [DIVIDE]
48,741,093 shares outstanding) ...............................                               $10.32
                                                                                       ============



                                            See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $130,844)
 Dividends ...................................................         $ 9,364,019
 Interest ....................................................             116,521
                                                                       -----------
      Total investment income ................................                         $  9,480,540
Expenses:
 Management fees (Note 3) ....................................           2,938,660
 Administrative fees (Note 3) ................................             356,658
 Transfer agent fees .........................................              55,000
 Custodian fees ..............................................              87,465
 Registration and filing fees ................................              41,200
 Professional fees ...........................................             114,100
 Directors' fees and expenses ................................              42,800
                                                                       -----------
      Total expenses .........................................                            3,635,883
                                                                                       ------------
        Net investment income ................................                            5,844,657
                                                                                       ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ................................................           6,805,826
  Foreign currency transactions ..............................              57,443
                                                                       -----------
      Net realized gain ......................................                            6,863,269
Net unrealized appreciation (depreciation) on:
  Investments ................................................          60,378,513
  Translation of assets and liabilities ......................
  denominated in foreign currencies ..........................             (13,181)
                                                                       -----------
      Net unrealized appreciation ............................                           60,365,332
                                                                                        -----------
Net realized and unrealized gain .............................                           67,228,601
                                                                                        -----------
Net increase in net assets resulting from operations .........                          $73,073,258
                                                                                        ===========
                                            See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2001

                                                                   SIX MONTHS ENDED      YEAR ENDED
                                                                    JUNE 30, 2002    DECEMBER 31, 2001
                                                                   -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................       $  5,844,657         $ 12,181,444
  Net realized gain (loss) from investments and
  foreign currency transactions ..............................          6,863,269          (35,849,637)
  Net unrealized appreciation on investments and
   translation of assets and liabilities denominated
   in foreign currencies .....................................         60,365,332           18,013,935
                                                                     --------------- -----------------
      Net increase (decrease) in net assets resulting
      from operations ........................................         73,073,258           (5,654,258)

 Distributions to shareholders from:
  Net investment income ......................................                 --          (11,028,205)
  Tax return of capital ......................................                 --          (36,831,606)
                                                                     ---------------------------------
 Total distributions to shareholders .........................                 --          (47,859,811)

 Capital share transactions (Note 2) .........................                 --           (1,688,066)
                                                                     ---------------------------------
      Net increase (decrease) in net assets ..................         73,073,258          (55,202,135)

Net assets:
 Beginning of period .........................................        429,889,230          485,091,365
                                                                     ---------------------------------
 End of period ...............................................       $502,962,488         $429,889,230
                                                                     =================================
Undistributed net investment income included in net assets:
 End of period ...............................................       $  5,844,657                   --
                                                                     =================================

                                            See notes to financial statements.


TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies", as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 5.4 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). In May 2000, the Board of Directors removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program. Effective May 10, 2002, the Board of Directors discontinued the repurchase program.

At June 30, 2002, there were 100 million shares authorized ($.01par value). Share repurchase transactions were as follows:


                                                                                  SIX MONTHS ENDED        YEAR ENDED
                                                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                                                -----------------------------------------
Shares repurchased ........................................................              --                  207,100
Amount repurchased ........................................................              --               $1,688,066
Weighted average discount of market price to net asset value
of shares repurchased .....................................................              --                       20%




Through June 30, 2002, the Fund had repurchased a total of 5,266,000 shares.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fee paid by the Sweep Money Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management, Inc.


4. INCOME TAXES

At June 30, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments ..............   $471,476,270
                                                      ------------
                 Unrealized appreciation ..........     70,691,212
                 Unrealized depreciation ..........    (42,101,063)
                                                      ------------
                 Net unrealized appreciation ......   $ 28,590,149
                                                      ============
Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31, on the sales of foreign currencies.

At December 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2006 ............................   $  4,270,183
                  2007 ............................     49,694,430
                  2009 ............................     47,221,414
                                                      ------------
                                                      $101,186,027
                                                      ============

At December 31, 2001, the Fund had deferred foreign currency losses occurring subsequent to October 31, 2001 of $83,486. For tax purposes, such losses will be reflected in the year ended December 31, 2002.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $56,363,117 and $59,120,920, respectively.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at June 30, 2002 were as shown below.

                                     NUMBER OF                            NUMBER OF
                                    SHARES HELD     GROSS     GROSS      SHARES HELD      VALUE         DIVIDEND INCOME  REALIZED
NAME OF ISSUER                     DEC. 31, 2001  ADDITIONS REDUCTIONS  JUNE 30, 2002  JUNE 30, 2002    1/1/02-6/30/02     GAINS
-----------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Angang New Steel Company Ltd., H ..  58,332,000      --             --    58,332,000    $ 8,824,641       $  563,745     $     --
Tsingtao Brewery Co. Ltd., H ......  40,502,000      --             --    40,502,000     16,226,867          538,252           --
Zhejiang Expressway Co. Ltd., H ...  86,468,000      --      1,354,000    85,114,000     28,917,121          731,231      817,873
                                                                                        -------------------------------------------
TOTAL NON CONTROLLED AFFILIATES                                                         $53,968,629       $1,833,228     $817,873
                                                                                        ===========================================

7. SUBSEQUENT EVENTS

On July 11, 2002, the Fund completed a tender offer of 4,364,926 shares of its common stock. The cost of the shares tendered and related offering expenses of $41,248,550 and $200,525, respectively, were charged to capital shares.

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, May 3, 2002

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on May 3, 2002 and reconvened on May 29, 2002. The purpose of the meeting was to elect five Directors of the Fund, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust, to approve amendments to certain of the Fund's fundamental investment restrictions (including three Sub-Proposals) and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting held on May 3, 2002, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Constantine D. Tseretopoulos.* At the reconvened meeting held on May 29, 2002, Shareholders approved an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust, amendments to certain of the Fund's fundamental investment restrictions (including three Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meetings.

The results of the voting at the meetings are as follows:

Proposal 1.       The election of five (5) Directors:

                                            % OF         % OF                           % OF           % OF
                                        OUTSTANDING      VOTED                       OUTSTANDING       VOTED
TERM EXPIRING 2004:           FOR          SHARES        SHARES          WITHHELD       SHARES         SHARES
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Harris J. Ashton ........ 27,809,350       57.06%        78.76%         7,501,357       15.39%         21.24%
Frank J. Crothers ....... 28,330,328       58.12%        80.23%         6,980,379       14.32%         19.77%
S. Joseph Fortunato ..... 27,833,625       57.11%        78.82%         7,477,082       15.34%         21.18%
Constantine D.
Tseretopoulos ........... 28,262,543       57.99%        80.04%         7,048,164       14.46%         19.96%

INTERESTED DIRECTOR
Nicholas F. Brady ....... 27,872,807       57.19%        78.94%         7,437,900       15.26%         21.06%

* Andrew H. Hines, Jr. Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps currently serve as
Independent Directors and Martin L. Flanagan and Charles B. Johnson currently serve as Interested Directors. Their terms of office continued after the Annual Meeting of Shareholders.

Proposal 2.       To approve an Agreement and Plan of Reorganization that
                  provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust:

                                                            % OF        % OF VOTES
                                                         OUTSTANDING      CAST ON
                                        SHARES VOTED       SHARES        PROPOSAL
----------------------------------------------------------------------------------
For ...................................  28,816,142        59.12%          77.35%
Against ...............................   7,842,816        16.09%          21.05%
Abstain ...............................     595,807         1.22%           1.60%
Broker Non-Votes ......................   4,232,811         8.68%             --
----------------------------------------------------------------------------------
TOTAL .................................  41,487,576        85.11%         100.00%

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, May 3, 2002 (CONTINUED)

Proposal 3.       To approve amendments to certain of the Fund's fundamental investment restrictions (includes three (3) Sub-Proposals):

Proposal 3a.      To amend the Fund's fundamental investment restriction
                  regarding industry concentration:

                                                            % OF        % OF VOTES
                                                         OUTSTANDING      CAST ON
                                        SHARES VOTED       SHARES        PROPOSAL
----------------------------------------------------------------------------------
For ...................................  33,958,996        69.67%          91.15%
Against ...............................   2,589,426         5.31%           6.95%
Abstain ...............................     706,438         1.45%           1.90%
Broker Non-Votes ......................   4,232,716         8.68%             --
----------------------------------------------------------------------------------
TOTAL .................................  41,487,576        85.11%         100.00%


Proposal 3b.      To amend the Fund's fundamental investment restriction
                  regarding borrowing and issuing senior securities:

                                                            % OF        % OF VOTES
                                                         OUTSTANDING      CAST ON
                                        SHARES VOTED       SHARES        PROPOSAL
----------------------------------------------------------------------------------
For ...................................  25,406,494        52.13%          68.20%
Against ...............................  11,109,963        22.79%          29.82%
Abstain ...............................     738,399         1.51%           1.98%
Broker Non-Votes ......................   4,232,720         8.68%             --
----------------------------------------------------------------------------------
TOTAL .................................  41,487,576        85.11%         100.00%

Proposal 3c.      To amend the Fund's fundamental investment restriction
                  regarding investments in commodities:

                                                            % OF        % OF VOTES
                                                         OUTSTANDING      CAST ON
                                        SHARES VOTED       SHARES        PROPOSAL
----------------------------------------------------------------------------------
For ...................................  24,586,388        50.44%          65.99%
Against ...............................  11,949,755        24.52%          32.08%
Abstain ...............................     718,716         1.47%           1.93%
Broker Non-Votes ......................   4,232,717         8.68%          --
----------------------------------------------------------------------------------
TOTAL .................................  41,487,576        85.11%         100.00%

Proposal 4.       To approve the elimination of certain of the Fund's
                  fundamental investment restrictions:

                                                            % OF        % OF VOTES
                                                         OUTSTANDING      CAST ON
                                        SHARES VOTED       SHARES        PROPOSAL
----------------------------------------------------------------------------------
For ...................................  27,971,892        57.38%          75.08%
Against ...............................   8,568,375        17.58%          23.00%
Abstain ...............................     714,592         1.47%           1.92%
Broker Non-Votes ......................   4,232,717         8.68%          --
----------------------------------------------------------------------------------
TOTAL .................................  41,487,576        85.11%         100.00%

--------------------------------------------------------------------------------


TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON DRAGON FUND, INC.




TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

















SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN[REGISTRATION MARK] (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

[LOGO OMITTED]

Franklin(R) Templeton(R) Investments



100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030



SEMINNUAL REPORT
TEMPLETON DRAGON FUND, INC.


TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in the shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.




TLTDF S2002 08/02                [LOGO OMITTED]
                            Printed on recycled paper